UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2008

Obagi Medical Products, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33204	95-4658730
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Golden Shore, Long Beach, CA	90802
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (562) 628-1007

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On February 27, 2008, the Board of Directors of Obagi Medical Products, Inc. (the “Company”) amended and restated Article V, Section 5.9, and Article VIII, Sections 8.3, 8.4 and 8.5 of the Amended and Restated Bylaws (the “Restated Bylaws”) of the Company, effective immediately, to permit the issuance of shares of the Company’s capital stock in uncertificated form as required by Nasdaq Rule 4350(l). The amendments to the Restated Bylaws will permit direct or “book-entry” registration of shares of the Company’s capital stock and thereby facilitate the Company’s eligibility to participate in a direct registration system (DRS).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of Obagi Medical Products, Inc., as amended and restated on February 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBAGI MEDICAL PRODUCTS, INC.
Date: February 27, 2008	By:	/s/ Stephen A. Garcia

Name: Stephen A. Garcia
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of Obagi Medical Products, Inc., as amended and restated on February 27, 2008

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